FEBRUARY 4, 2016

SUPPLEMENT TO
HARTFORD CAPITAL APPRECIATION HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015, AND SUMMARY PROSPECTUS DATED MAY 1, 2015

Effective June 30, 2016, Francis J. Boggan, CFA will be withdrawing from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to Hartford Capital Appreciation HLS Fund (the “Fund”).

Kent M. Stahl and Gregg R. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Prior to his withdrawal from the partnership, Mr. Stahl and Mr. Thomas will transition all of the assets that Mr. Boggan is managing to other portfolio managers on the team.  The transition is expected to take place over time.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

February 2016